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                                SUPPLEMENT NO. 1
                               DATED MAY 22, 2003
                      TO THE PROSPECTUS DATED MAY 1, 2003
                    FOR THE TIAA-CREF LIFE INSURANCE COMPANY
                            PERSONAL ANNUITY SELECT
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

TIAA-CREF LIFE SUSPENDS SALES OF NEW PERSONAL ANNUITY SELECT CONTRACTS

     The TIAA-CREF Life Insurance Company (TIAA-CREF Life) has determined to temporarily suspend sales of its Personal Annuity Select Individual Deferred Variable Annuity contracts (the Contracts). Beginning May 22, 2003, TIAA-CREF Life will not distribute new applications for the Contracts.

     Existing Contracts will remain in effect and existing contractowners can continue to contribute money to their Contracts. Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the variable investment options count toward this limit.